UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2006

                          PEDIATRIX MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

              Florida               001-12111               65-0271219
  (State or other jurisdiction    Commission File         (IRS Employer
         of incorporation)            Number            Identification No.)

                1301 Concord Terrace
                     Sunrise, FL                              33323
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (954) 384-0175


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

     On May 3, 2006, Pediatrix Medical Group, Inc. (the "Company") issued a press release announcing its results of operations for the three months ended March 31, 2006 (the "Release"). A copy of the Release is attached hereto as
Exhibit 99.1 and is hereby incorporated in this Current Report by reference. The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

Item 9.01(a) Financial Statements of businesses acquired:

         Not applicable.

Item 9.01(b) Pro Forma Financial Information:

         Not applicable.

Item 9.01(c) Exhibits:

         99.1 Press Release of Pediatrix Medical Group, Inc. dated May 3, 2006.



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                                   SIGNATURES

     Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PEDIATRIX MEDICAL GROUP, INC.
                                                        (Registrant)

Date:   May 3, 2006                              By:   /s/ Karl B. Wagner
                                                     ---------------------------
                                                       Karl B. Wagner
                                                       Chief Financial Officer